SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                       January 29, 2002 (January 22, 2002)



                                  EQUITEX, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-12374                          84-0905189
--------------------------------------------------------------------------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                   -------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective August 6, 2001, Equitex, Inc. (the "Registrant") completed the acquisitions of Key Financial Systems, Inc. ("Key") and Nova Financial Systems, Inc. ("Nova") in a reverse acquisition. As a result, for accounting purposes, Key and Nova are treated as the continuing reporting entity for purposes of financial reporting. Prior to the acquisitions, the Registrant's independent certified public accountant was Gelfond Hochstadt Pangburn, P.C. while Key and Nova's independent certified public accountant was McGladrey & Pullen, LLP.

         On January 22, 2002, the board of directors of the Registrant, following a recommendation by the Registrant's Audit Committee, appointed Gelfond Hochstadt Pangburn, P.C. to serve as the Registrant's independent certified public accountant for the year ended December 31, 2001. As a result, on January 24, 2002, the Registrant notified McGladrey & Pullen, LLP that it will no longer serve as the independent certified public accountant of Key and Nova. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of McGladrey & Pullen, LLP on the Key or Nova financial statements for each of the fiscal years ended December 31, 2000 and 1999, or any subsequent interim period. During the two most recent fiscal years and through January 24, 2002, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         There were no reportable events, in each case, during either of the Registrant's or Key and Nova's two most recent fiscal years or any subsequent interim period.

         During the Registrant's two most recent fiscal years or subsequent interim periods the Registrant has not consulted Gelfond Hochstadt Pangburn, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed of Key and Nova; or the type of audit opinion that might be rendered on Key and Nova's financial statements, or any matter that was the subject of a disagreement or a reportable event.

         The Registrant has requested McGladrey & Pullen, LLP to furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this
Item 4 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this form 8-K report to McGladrey & Pullen, LLP on January 28, 2002. The Registrant will file by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         16.1 Letter from McGladrey & Pullen, LLP addressed to the Securities and Exchange Commission (To be filed by amendment)

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITEX, INC.



Date: January 29, 2002                 By:    /s/ Thomas B. Olson
                                              -------------------
                                              Thomas B. Olson, Secretary



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